                                                                   EXHIBIT 10.28

                                                    FOR SETTLEMENT PURPOSES ONLY


                       TERMINATION AND RELEASE AGREEMENT
                       ---------------------------------

     THIS TERMINATION AND RELEASE AGREEMENT (the "Agreement") dated as of September 3, 1997, by and among GranCare, Inc., a Delaware corporation ("GranCare"), Manor Care, Inc., a Delaware corporation ("Manor Care"), Vitalink Pharmacy Services, Inc., a Delaware corporation ("Vitalink;" together with Manor Care and GranCare, referred to collectively herein as the "Transaction Parties"), and, solely for the purpose of making the representations and warranties set forth in Section 7 hereof and obtaining and granting the release contained in Section 8 hereof, Apollo Management, L.P., a Delaware limited partnership ("Apollo") and Living Centers of America, Inc., a Delaware corporation ("LCA").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, in connection with the consummation of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Distribution dated as of September 3, 1996 (the "Distribution Agreement") and that certain Amended and Restated Agreement and Plan of Merger dated as of September 3, 1996 (the "Vitalink Merger Agreement"), GranCare, Vitalink and Manor Care executed and delivered a Non-Competition Agreement, dated as of February 12, 1997 (the "Non-Competition Agreement");

     WHEREAS, GranCare desires to obtain the flexibility to pursue such strategic initiatives as it may determine from time to time to present the best alternatives then available to GranCare free from the limitations that Vitalink has asserted are imposed by the Non-Competition Agreement; and

     WHEREAS, the Transaction Parties desire to terminate the Non-Competition Agreement on the terms and subject to the conditions contemplated by this Agreement.

     NOW THEREFORE, in consideration of the premises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     Section 1.  As of the Closing Date (as defined below), the Non-Competition
     ----------
Agreement shall be terminated and have no further force and effect with respect to any of the Transaction Parties.

     Section 2.  At the Closing (as defined below) of the transactions
     ----------
contemplated by this Agreement, GranCare shall pay to Vitalink and Manor Care, in cash by wire transfer of immediately available funds, the sums of $18,500,000 and $500,000, respectively (collectively, the "Termination Fee") in consideration of the cancellation and termination of the Non-Competition Agreement.

     Section 3.  In recognition of the intention of the Transaction Parties to
     ----------
terminate the Non-Competition Agreement as of the Closing Date, the Transaction Parties will, concurrently with the execution of this document, execute stipulations and proposed orders in the forms attached hereto as Schedule 3.1 which orders will, inter alia, vacate the preliminary injunction issued in the Litigation (as defined in Section 8 hereof), and the stipulation and order to be filed in the Court of Chancery for the State of Delaware (the "Chancery Court Stipulation") will provide that GranCare will not consummate the LCA Transactions (as defined in the Chancery Court Stipulation) in their present or any alternative form except contemporaneously with or subsequent to the payment of the Termination Fee as contemplated by this Agreement. The Transaction Parties shall use commercially reasonable efforts to secure the entry of such orders.

Nothing in this Agreement or the proposed Chancery Court Stipulation shall constitute a waiver by LCA or Apollo of any rights with respect to GranCare conferred upon them by the GranCare Merger Agreement (as defined in the Proxy Statement/Prospectus (as defined below)).

     Section 4.  In furtherance of the reciprocal obligations of GranCare and
     ----------
Vitalink pursuant to Article IV of the Distribution Agreement, following the Closing, GranCare and Vitalink will cooperate fully with each other in completing any audits and/or the preparation of any necessary filings regarding prior financial or fiscal periods. Such cooperation shall include, but is not limited to, GranCare requesting (if so requested by Vitalink) Ernst & Young to perform audit work for Vitalink at Vitalink's expense. The foregoing agreement shall be subject at times to the other provisions of the Distribution Agreement.

     Section 5.  The consummation of the transactions contemplated hereby (the
     ----------
"Closing") shall occur at the offices of Powell, Goldstein, Frazer & Murphy LLP, or at such other location as the Transaction Parties may agree, on such date as GranCare shall select following the fulfillment or waiver of all conditions to such Closing; provided, however, that in no event shall the Closing be effective (the "Closing Date") later than the first to occur of either the Effective Time of the Mergers (as defined in Amendment No. 2 to the Joint Proxy Statement/Prospectus of GranCare and LCA (the "Proxy Statement/Prospectus")) or July 31, 1998.

     Section 6.  The obligation of the Transaction Parties to consummate the
     ----------
transactions contemplated by this Agreement is subject only to the fulfillment or waiver of the following conditions:

          (i) The waiver or fulfillment of all of the conditions to the consummation of the LCA Transactions in the form described in the Proxy Statement/Prospectus or any alternative form. This condition may be waived by GranCare in its sole discretion.

          (ii) The waiver or fulfillment of all of the conditions to the termination of that certain Shareholders Agreement, dated as of February 12, 1997, by and between Manor Care and Vitalink. This condition may be waived by Manor Care in its sole discretion.

     Section 7.  The parties hereto do hereby represent and warrant as follows:
     ----------

          (i) Manor Care is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. Manor Care has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Manor Care and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Manor Care. This Agreement has been duly executed and delivered by Manor Care and constitutes a valid and binding obligations of Manor Care enforceable against Manor Care in accordance with its terms.

          (ii) Vitalink is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. Vitalink has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Vitalink and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Vitalink. This Agreement has been duly executed and delivered by Vitalink and constitutes a valid and binding obligation of Vitalink enforceable against Vitalink in accordance with its terms.

          (iii) GranCare is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. GranCare has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by GranCare and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of GranCare. This Agreement has been duly executed and delivered by GranCare and constitutes a valid and binding obligation of GranCare enforceable against GranCare in accordance with its terms.

          (iv) Apollo is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority under its organizational documents to carry on its business as now being conducted. Apollo has the requisite power and authority to enter into this Agreement solely for the purpose of granting and obtaining the release contained in Section 8 hereof. The execution and delivery of this Agreement by Apollo and the granting of the release contemplated hereby have been duly authorized by all necessary action on the part of Apollo. This Agreement has been duly executed and delivered by Apollo and constitutes a valid and binding obligation of Apollo enforceable against Apollo in accordance with its terms.

          (v) LCA is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. LCA has the requisite corporate power and authority to enter into this Agreement solely for the purpose of granting and obtaining the release contained in Section 8 hereof. The execution and delivery of this Agreement by LCA and the granting of the release contemplated hereby have been duly authorized by all necessary corporate action on the part of LCA. This Agreement has been duly executed and delivered by LCA enforceable against LCA in accordance with its terms.

     Section 8.  Effective as of the Closing Date, and simultaneously with the
     ----------
payment of the Termination Fee, each of GranCare, Apollo and LCA, as one party, and Manor Care and Vitalink, as the other party, do hereby settle, release and discharge the other party; the other party's past or present officers, directors, employees, partners, principals, counsel, investment bankers, agents, controlling persons, if any; the other party's past or present affiliates; and the other party's past and present affiliates' respective past or present officers, directors, employees, partners, principals, counsel, investment bankers, agents, controlling persons, if any, (but nothing herein shall constitute a release or waiver of any claims by GranCare, Apollo and LCA against one another) of and from any and all manner of claims, actions or proceedings of any nature which have been, could have been, or could be brought in any local, state or federal court, administrative agency or other tribunal, including but not limited to, those arising under common law, federal law, or state statutory law, including the state and federal securities laws, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, loss, cost or expense, of any nature whatsoever, known or unknown, fixed or contingent, including all claims for incidental, consequential, punitive or exemplary damages or other equitable relief (including injunctive relief) arising out of any of the foregoing, which each now has or may hereafter have against any of the foregoing, by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof, arising out of or relating to the Non-Competition Agreement, including, without limitation, in the case of the Transaction Parties, any claims and causes of action that were or could have been asserted by any or all of them against any or all of the other Transaction Parties directly related to or arising out of the Non-Competition Agreement, including claims or causes of action that were or could have been asserted in that certain litigation commenced by Manor Care and Vitalink in the Court of Chancery in and for the County of New Castle, State of Delaware, entitled Vitalink Pharmacy Services, Inc. and Manor Care, Inc. v. GranCare, Inc.
         -----------------------------------------------------------------------
f/k/a New GranCare, Inc., Civil Action No. 15744, and all proceedings before the
-------------------------
Court of Chancery of the State of Delaware and the Supreme Court of the State of Delaware (collectively, the "Litigation"), and, in the case of Apollo and LCA, any claims that could have been asserted by either or both of them against Manor Care and/or Vitalink, or by Manor Care and/or Vitalink against Apollo or LCA arising out of or relating to the Litigation or the actions of any released party in connection therewith or the actions of Apollo or LCA in connection with the various proposed transactions described in the Proxy Statement/Prospectus, except claims and causes of action arising out of or relating to any breach of
------
or failure to perform any obligation under this Agreement or any document or instrument delivered pursuant to or in connection with this Agreement. For purposes of this Agreement, the term "affiliates" shall have the meaning as defined in Rule 12b-2 under the Securities Exchange Act of 1934. Nothing herein shall constitute a release or termination of any written contract among the parties hereto other than the Non-Competition Agreement or a release by any party of any claims by such party against such party's own employees, officers and directors.

     Section 9.   At the Closing, the Transaction Parties shall execute and
     ----------
deliver any agreements and other documents contemplated by this Agreement necessary to give effect to the consummation of the transactions contemplated hereby and GranCare shall pay to Vitalink and Manor Care the Termination Fee. Effective as of the Closing Date, Manor Care, Vitalink and GranCare, in recognition of the termination and discharge of the Non-Competition Agreement, shall take action as shall be necessary to dismiss with prejudice the Litigation.

     Section 10.  This Agreement shall be governed by the laws of the State of
     -----------
Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     Section 11.  This Agreement shall be binding on and inure to the benefit of
     -----------
the parties hereto and their respective legal representatives, successors and assigns including, without limitation, any successor by operation of law to any of such parties. Nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 12.  In case any one or more of the provisions contained in this
     -----------
Agreement should be invalid, illegal or unenforceable in any respect against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

     Section 13.  All notices and other communications hereunder shall be in
     -----------
writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

     If to GranCare:

     GranCare, Inc.
     One Ravina Drive, Suite 1500
     Atlanta, Georgia  30346
     Attention:  General Counsel

     If to Manor Care:

     Manor Care, Inc.
     11555 Darnestown Road
     Gaithersburg, Maryland  20878
     Attention:  General Counsel

     If to Vitalink:

     Vitalink Pharmacy Services, Inc.
     1250 E. Diehl Road
     Naperville, Illinois  60563
     Attention:  General Counsel

     If to Apollo:

     c/o Apollo Management, L.P.
     1999 Avenue of the Stars, Suite 1900
     Los Angeles, California  90067
     Attention:  Peter P. Copses

     If to LCA:

     Living Centers of America, Inc.
     15415 Katy Freeway, Suite 800
     Houston, Texas  77094
     Attention:  General Counsel
or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     Section 14.  This Agreement may be executed in two or more counterparts,
     -----------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15.  This Agreement may be amended, modified or supplemented only
     -----------
with the written agreement of GranCare, Vitalink and Manor Care and, with respect to any amendments to Section 7 or Section 8 hereof, the written agreement of Apollo and LCA.


                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Termination and Release Agreement as of the date first written above.

                              MANOR CARE, INC.


                              By: /s/ Stewart Bainum, Jr.
                                  ------------------------------
                                    Stewart Bainum, Jr.
                                    Chief Executive Officer


                              VITALINK PHARMACY SERVICES, INC.


                              By: /s/ Donna L. DeNardo
                                  ------------------------------
                                    Donna L. DeNardo
                                    President


                              GRANCARE, INC.


                              By: /s/ M. Scott Athans
                                 --------------------------------
                                    M. Scott Athans
                                    Chief Executive Officer

     The undersigned has executed this Termination and Release Agreement solely for the purpose of making the representations and warranties set forth in
Section 7 and obtaining and granting the release contained in Section 8 hereinabove.

                              APOLLO MANAGEMENT, L.P.
                              By:  AIF Management, Inc.
                              Its:   General Partner


                              By:/s/ Peter P. Copses
                                 ----------------------------
                                  Name:  Peter P. Copses
                                  Title: Vice President

     IN WITNESS WHEREOF, the parties hereto have executed this Termination and Release Agreement as of the date first written above.

                              MANOR CARE, INC.


                              By:_____________________________
                                    Stewart Bainum, Jr.
                                    Chief Executive Officer


                              VITALINK PHARMACY SERVICES, INC.


                              By:_____________________________
                                    Donna L. DeNardo
                                    President


                              GRANCARE, INC.


                              By:_____________________________
                                    M. Scott Athans
                                    Chief Executive Officer

     The undersigned has executed this Termination and Release Agreement solely for the purpose of making the representations and warranties set forth in
Section 7 and obtaining and granting the release contained in Section 8 hereinabove.

                              APOLLO MANAGEMENT, L.P.
                              By:  AIF Management, Inc.
                              Its:   General Partner


                              By:_____________________________
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Termination and Release Agreement as of the date first written above.

                              MANOR CARE, INC.


                              By:_________________________________________
                                    Stewart Bainum, Jr.
                                    Chief Executive Officer


                              VITALINK PHARMACY SERVICES, INC.


                              By:_________________________________________
                                    Donna L. DeNardo
                                    President


                              GRANCARE, INC.


                              By:_________________________________________
                                    M. Scott Athans
                                    Chief Executive Officer

     The undersigned has executed this Termination and Release Agreement solely for the purpose of making the representations and warranties set forth in
Section 7 and obtaining and granting the release contained in Section 8 hereinabove.

                              APOLLO MANAGEMENT, L.P.
                              By:  AIF Management, Inc.
                              Its: General Partner



                              By:_________________________________________
                                  Name:
                                  Title:

     The undersigned has executed this Termination and Release Agreement solely for the purpose of making the representations and warranties set forth in
Section 7 and obtaining and granting the release contained in Section 8 hereinabove.

                                   LIVING CENTERS OF AMERICA, INC.


                                   By: /s/ Edward Kuntz
                                      ------------------------------
                                      Edward Kuntz
                                      Chief Executive Officer

                                                                    SCHEDULE 3.1



                 IN THE SUPREME COURT OF THE STATE OF DELAWARE


GRANCARE, INC.                )
                              )
          Defendant Below-    )
          Appellant,          )
                              )
          v.                  )          No. 342,  1997
                              )
VITALINK PHARMACY SERVICES,   )
INC. and MANOR CARE, INC.     )
                              )
          Plaintiffs Below-   )
          Appellees.          )


                             STIPULATION AND ORDER
                             ---------------------

     WHEREAS, on June 17, 1997, plaintiffs Manor Care, Inc. ("Manor Care") and Vitalink Pharmacy Services, Inc. ("Vitalink") initiated an action in the Court of Chancery seeking to enjoin certain transactions (the "LCA Transactions") among defendant GranCare, Inc. ("GranCare") and non-parties Living Centers of America, Inc. and Apollo Management, L.P. as set forth in the Joint Proxy Statement/Prospectus of GranCare and LCA, draft of August 27, 1997 (the "LCA Transactions");

     WHEREAS, on August 8, 1997, the Court of Chancery entered an order (the "Preliminary Injunction Order") preliminarily enjoining GranCare from consummating the LCA Transactions in their present or any alternative form;

     WHEREAS, the Court of Chancery certified the Preliminary Injunction Order for interlocutory appeal by order dated August 8, 1997;

     WHEREAS, on August 15, 1997, this Court accepted GranCare's interlocutory appeal and set a schedule for briefing and oral argument; and

     WHEREAS, on August __, 1997, GranCare, Vitalink and Manor Care executed a termination and release agreement which provided for, among other things, (i) dismissal of GranCare's interlocutory appeal and (ii) vacatur of the Preliminary Injunction Order.

     IT IS HEREBY STIPULATED by the parties, subject to the approval of the Court, that GranCare's interlocutory appeal is dismissed.

OF COUNSEL:

                                   __________________________________
James A. Laurenson                 Martin P. Tully
Susan V. Belanger                  Morris, Nichols, Arsht & Tunnell
Arter & Hadden                     1201 North Market Street
925 Euclid Avenue                  P.O. Box 1347
Suite 1100                         Wilmington, Delaware 19899
Cleveland, Ohio 44115              (302) 658-9200
(216) 696-1100                          Attorneys for Vitalink
                                        Pharmacy Services, Inc.



                                   __________________________________
Laurence A. Silverman              Bruce M. Stargatt
Kevin J. Burke                     Bruce L. Silverstein
Daniel L. Cantor                   James P. Hughes, Jr.
Cahill Gordon & Reindel            Young, Conaway, Stargatt & Taylor
  (a partnership including a       P.O. Box 391
professional corporation           Wilmington, Delaware 19899
80 Pine Street                     (302) 571-6600
New York, New York 10005               Attorneys for Manor Care,
(212) 701-3000                         Inc.

                                   __________________________________
William W. Maycock                 Allen M. Terrell, Jr.
Jason S. Bell                      Jesse A. Finkelstein
Smith, Gambrell & Russell          Raymond J. DiCamillo
1230 Peachtree Street, N.E.        Richards, Layton & Finger
Suite 3100, Promendade II          One Rodney Square
Atlanta, Georgia 30309-3592        P.O. Box 551
(404) 815-3500                     Wilmington, Delaware 19899
                                   (302) 658-6541
                                        Attorneys for Defendant
                                        Below-Appellant



SO ORDERED this ____ day
Of _________________, 1997.


_____________________________
Justice

               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                         IN AND FOR NEW CASTLE COUNTY


VITALINK PHARMACY SERVICES,                  )
INC., a Delaware corporation, and MANOR      )
CARE, INC., a Delaware corporation,          )
                                             )
                    Plaintiffs,              )
                                             )
          v.                                 )    C.A. No. 15744
                                             )
GRANCARE, INC., a Delaware                   )
corporation, f/k/a NEW GRANCARE, INC.        )
                                             )
                    Defendant.               )


                             STIPULATION AND ORDER
                             ---------------------

     WHEREAS, on June 17, 1997, plaintiffs Manor Care, Inc. ("Manor Care") and Vitalink Pharmacy Services, Inc. ("Vitalink") initiated this action seeking to enjoin certain transactions among defendant GranCare, Inc. ("GranCare") and non-parties Living Centers of America, Inc. ("LCA") and Apollo Management, L.P. as set forth in the Joint Proxy Statement/Prospectus of GranCare and LCA, draft of August 27, 1997 (the "LCA Transactions");

     WHEREAS, on August 8, 1997, this Court entered an order (the "Preliminary Injunction Order") preliminarily enjoining GranCare from consummating the LCA Transactions in their present or any alternative form;

     WHEREAS, this Court certified the Preliminary Injunction Order for interlocutory appeal by order dated August 8, 1997;

     WHEREAS, on August 15, 1997, the Supreme Court accepted GranCare's interlocutory appeal and set a schedule for briefing and oral argument;

     WHEREAS, on August __, 1997, GranCare, Vitalink and Manor Care executed a termination and release agreement (the "Termination Agreement") which provided for, among other things, (i) dismissal of GranCare's interlocutory appeal and
(ii) vacatur of the Preliminary Injunction Order; and

     WHEREAS, the Supreme Court dismissed GranCare's interlocutory appeal by order dated August __, 1997, pursuant to the stipulation of the parties.

     IT IS HEREBY STIPULATED by the parties, subject to the approval of the Court, that:

     1.   The Preliminary Injunction Order is vacated.

     2. Manor Care and Vitalink are released from all obligations under the bond on preliminary injunction filed with the Court on August 11, 1997 (the "Bond").

     3. The security for the Bond held by the law firm of Morris, Nichols, Arsht & Tunnell in an interest-bearing escrow account at Wilmington Trust Company shall be returned forthwith in its entirety to Vitalink.

     4. GranCare will not consummate the LCA Transactions in their present or any alternative form except contemporaneously with or subsequent to the completion of the transactions contemplated by the Termination Agreement.

OF COUNSEL:
                                   __________________________________
James A. Laurenson                 Martin P. Tully
Susan V. Belanger                  A. Gilchrist Sparks, III
Arter & Hadden                     Morris, Nichols, Arsht & Tunnell
925 Euclid Avenue                  1201 North Market Street
Suite 1100                         P.O. Box 1347
Cleveland, Ohio 44115              Wilmington, Delaware 19899
(216) 696-1100                     (302) 658-9200
                                     Attorneys for Plaintiff Vitalink Pharmacy
                                     Services, Inc.

                                   __________________________________
Laurence A. Silverman              Bruce M. Stargatt
Kevin J. Burke                     Bruce L. Silverstein
Daniel L. Cantor                   James P. Hughes, Jr.
Cahill Gordon & Reindel            Young, Conaway, Stargatt & Taylor
(a partnership including a         Rodney Square North, P.O. Box 391
professional corporation)          Wilmington, Delaware 19899
80 Pine Street                     (302) 571-6600
New York, New York 10005           Attorneys for Plaintiff Manor Care, Inc.
(212) 701-3000


                                   __________________________________
William W. Maycock                 Allen M. Terrell, Jr.
Jason S. Bell                      Jesse A. Finkelstein
Smith, Gambrell & Russell          Raymond J. DiCamillo
1230 Peachtree Street, N.E.        Richards, Layton & Finger
Suite 3100, Promenade II           One Rodney Square
Atlanta, Georgia 30309-3592        P.O. Box 551
(404) 815-3500                     (302) 658-6541
                                   Wilmington, Delaware 19899
                                   Attorneys for Defendant



SO ORDERED this ___ day
Of _______________, 1997.


______________________________
Vice Chancellor

                                      -3-